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                          VAN KAMPEN SERIES FUND INC.,
                            ON BEHALF OF ITS SERIES,
                        VAN KAMPEN EMERGING MARKETS FUND
                        SUPPLEMENT DATED AUGUST 31, 2006
                                     TO THE
          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                             DATED OCTOBER 31, 2005
                                    AND THE
                           CLASS I SHARES PROSPECTUS
                            DATED OCTOBER 31, 2005,
                 EACH AS PREVIOUSLY SUPPLEMENTED APRIL 12, 2006

     The Prospectus is hereby supplemented as follows:

     The first, second and third paragraphs of the sub-section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" are hereby deleted and replaced with the following:

     PORTFOLIO MANAGEMENT. The Fund is managed by members of the Emerging Markets Equity team. The Emerging Markets Equity team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Ruchir Sharma, a Managing Director of the Adviser, James Cheng, a Managing Director of the Subadviser, and Paul Psaila, Eric Carlson, William Scott Piper and Ana Cristina Piedrahita, each an Executive Director of the Adviser.

     Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and joined the team managing the Fund in March 2003. Mr. Cheng has been associated with the Subadviser in an investment management capacity since August 2006, when he joined the team managing the Fund. Prior to joining the Subadviser, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited from November 2004 to July 2006, Munich Re Asia Capital Management Limited from July 2002 to November 2004 and Asia Strategic Investment Management Limited from May 1996 to November 2004. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1996, and joined the team managing the Fund in 1994. Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997, when he joined the team managing the Fund. Mr. Piper has been associated with the Adviser in an investment management capacity since December 2002, when he joined the team managing
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the Fund. Prior to joining the Adviser, Mr. Piper was a portfolio manager at
Deltec Asset Management from 1995 to December 2002. Ms. Piedrahita has been associated with the Adviser in an investment management capacity since January 2002, when she joined the team managing the Fund. Prior to joining the Adviser, Ms. Piedrahita was an equity analyst at Fidelity Investments from 1998 to December 2001.

     The Emerging Markets Equity team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager of the Fund, and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   MSEMSPT1 8/06